SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                AMENDMENT NO. 1


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 27, 2009

                             PANGEA PETROLEUM CORP.
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             (Exact name of registrant as specified in its charter)

           Colorado                  0-30503                76-0635938
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(State or other jurisdiction (Commission File Number) (IRS Employer ID Number)
of incorporation)

               3600 Gessner, Suite 220, Houston, Texas     77063
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            (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code     (281) 710-7103
                                                  ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act   (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K
             FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION
                                ON MAY 11, 2009

                                EXPLANATORY NOTE

     We are filing this Amendment No. 1 (the "Amendment") to our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 11, 2009 (the "Original Report") reporting on (among other things) a change in our auditor. The Amendment is being filed solely for the purpose of filing as
Exhibit 16.1 a letter from Malone & Bailey, PC, our previous auditor, indicating its agreement with the statements applicable to it contained in the Original Report. Other than for this addition, the Original Report is not being amended in any respect.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)          Exhibits.

Exhibit
Number          Exhibit Title

16.1 Letter furnished by Malone & Bailey, PC in response to the Company's request, addressed to the Securities and Exchange Commission, dated May 29, 2009, indicating its agreement with the statements applicable to it contained in this Report - filed herewith

99.1 Letter furnished by Clay Thomas, PC in response to the Company's request, addressed to the Securities and Exchange Commission, dated May 4, 2009, indicating its agreement with the statements applicable to it contained in this Report - previously filed

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PANGEA PETROLEUM CORP.



Date:  May 29, 2009                       /s/     Russell Ivy
                                          -------------------
                                                  Russell Ivy,
                                                  President